UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2016 (October 31, 2016)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Separation Related Agreements

On October 31, 2016, HCP, Inc. (“HCP”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with Quality Care Properties, Inc. (“QCP”).  The Separation and Distribution Agreement was entered into in connection with HCP’s previously announced spin-off (the “Spin-Off”) of QCP. The Spin-Off was effected on October 31, 2016 through a pro data distribution of substantially all of QCP’s outstanding common stock, on the basis of one share of QCP common stock for five shares of HCP common stock, to HCP’s stockholders of record as of October 24, 2016. As a result of the consummation of the Spin-Off, QCP is now an independent company. Its common stock is listed on the New York Stock Exchange and will trade under the symbol “QCP” starting November 1, 2016.

The Separation and Distribution Agreement, which governs the rights and obligations of the parties regarding the Spin-Off, contains the key provisions relating to the separation of QCP’s business from HCP.

A summary of the material terms of the Separation and Distribution Agreement is set forth below.

Transfer of Assets and Assumption of Liabilities

The Separation and Distribution Agreement divides and allocates the assets and liabilities of HCP prior to the Spin-Off between QCP and HCP, and describes when and how any required transfers and assumptions of assets and liabilities will occur.

The Spin-Off

The Separation and Distribution Agreement governs the rights and obligations of the parties regarding the Spin-Off.

Access to Information

The Separation and Distribution Agreement provides that the parties will exchange, for seven years, certain information required to comply with requirements imposed on the requesting party by a government authority for use in any proceeding or to satisfy audit, accounting, claims defense, regulatory filings, litigation or similar requirements, for use in compensation, benefit or welfare plan administration or other bona fide business purposes, or to comply with its obligations under the Separation and Distribution Agreement or any ancillary agreement. In addition, the parties will use commercially reasonable efforts to make available to each other directors, officers, other employees and agents as witnesses in any legal, administrative or other proceeding in which the other party may become involved to the extent reasonably required.

Releases, Allocation of Liabilities and Indemnification

The Separation and Distribution Agreement provides for a full and complete release and discharge of all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the separation, between HCP and QCP, except as expressly set forth in the Separation and Distribution Agreement.

The Separation and Distribution Agreement provides that (i) QCP will indemnify HCP and its affiliates and each of their respective current and former directors, officers, employees and agents against any and all losses relating to (a) liabilities arising out of QCP’s business and operations, whether arising before, at or after the separation, (b) any breach by QCP of any provision of the Separation and Distribution Agreement or any ancillary agreement, and (c) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to information contained in QCP’s Registration Statement (as defined below), QCP’s

Information Statement, dated October 14, 2016, and any amendments thereto (the “Information Statement”), relating to the Spin-Off, or the offering memorandum used in connection with the senior secured notes that QCP issues or otherwise incurs in connection with the Spin-Off (the “Offering Memorandum”) (other than information that relates solely to HCP’s business), and (ii) that HCP will indemnify QCP and its affiliates and each of its respective current and former directors, officers, employees and agents against any and all losses relating to (a) liabilities of HCP as of the separation (other than liabilities arising out of QCP business and operations, whether arising before, at or after the separation), (b) any breach by HCP of any provision of the Separation and Distribution Agreement or any ancillary agreement, and (c) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to information contained in the Registration Statement, the Information Statement or the Offering Memorandum, but only if such information relates solely to HCP’s business.

The Separation and Distribution Agreement also establishes dispute resolution procedures with respect to claims subject to indemnification and related matters.

The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement attached hereto as Exhibit 2.1.

Tax Matters Agreement

On October 31, 2016, HCP and QCP entered into a Tax Matters Agreement which governs QCP’s and HCP’s respective rights, responsibilities and obligations with respect to taxes, tax returns, tax contests and certain other tax matters. The Tax Matters Agreement also sets forth QCP’s and HCP’s obligations as to the filing of tax returns, the administration of tax contests and assistance and cooperation on tax matters.

In addition, if QCP or a REIT subsidiary of QCP is treated as a successor to HCP or certain REIT subsidiaries of HCP under applicable U.S. federal income tax rules, and if such entity fails to qualify as a REIT, QCP could be prohibited from electing to be a REIT. Accordingly, in the Tax Matters Agreement, HCP (i) covenants to use commercially reasonable efforts to cooperate with QCP as necessary to enable QCP to qualify for taxation as a REIT and receive customary legal opinions concerning REIT status, including providing information and representations to QCP and QCP’s tax counsel with respect to the composition of HCP’s and such subsidiaries’ income and assets, the composition of their stockholders, and their operation as REITs, and (ii) covenants to use its reasonable best efforts to maintain the REIT status of HCP and its REIT subsidiaries for each taxable year ending on or before December 31, 2016 (unless HCP obtains an opinion from a nationally recognized tax counsel or a private letter ruling from the IRS to the effect that such failure to maintain REIT status will not cause QCP to fail to qualify as a REIT under the successor REIT rule referred to above). Additionally, in the Tax Matters Agreement, QCP covenants to qualify for taxation as a REIT for QCP’s taxable year in which the Spin-Off occurs.

The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement attached hereto as Exhibit 10.1.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On October 31, 2016, the Spin-Off was effected through a pro rata distribution of substantially all of QCP’s outstanding common stock to HCP’s stockholders, who received one share of QCP common stock for every five shares of HCP common stock held as of the Spin-Off record date of October 24, 2016 (the “Distribution”). Cash was issued in lieu of fractional shares of QCP common stock in the Distribution.

Item 8.01   Other Events.

On October 31, 2016, HCP issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
2.1	Separation and Distribution Agreement, dated as of October 31, 2016, by and between HCP, Inc. and Quality Care Properties, Inc.
10.1	Tax Matters Agreement dated as of October 31, 2016, by and between HCP, Inc. and Quality Care Properties, Inc.
99.1	Press Release, dated October 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2016

HCP, Inc.

By:	/s/ TROY E. MCHENRY
	Name:	Troy E. McHenry
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

No.	Description
2.1	Separation and Distribution Agreement, dated as of October 31, 2016, by and between HCP, Inc. and Quality Care Properties, Inc.
10.1	Tax Matters Agreement, dated as of October 31, 2016, by and between HCP, Inc. and Quality Care Properties, Inc.
99.1	Press Release, dated October 31, 2016